Convertible Notes	12 Months Ended
Dec. 31, 2023
Convertible Debt [Abstract]
Convertible Notes

15. CONVERTIBLE NOTES

In September 2019, the Company issued and sold convertible notes (the “Notes”) in an aggregate principal amount of US$300.0 million to PAG, a leading Asia-focused private equity firm, through a private placement. The Notes will mature in seven years, bearing interest at a rate of 2.0% per annum. The Notes are convertible in whole or in part into fully paid Class A Ordinary Shares or ADSs at the holder’s option from the date that is six months after the issuance date to the third business day before the maturity date (i.e., September 16, 2026), at an initial conversion price of US$7.0 per Class A Ordinary Share or US$14.0 per ADS. The holder of the Notes may require the Company to repurchase all or part of their Notes in cash on September 16, 2023 or in the event of certain fundamental changes at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

The net proceeds to the Company from the issuance of the Notes were US$293.0 million (RMB2,075million), net of debt discount of US$3.6 million (RMB25.5 million) and issuance costs of US$3.4 million (RMB24.1million). The debt discount and issuance costs of the Notes were amortized to interest expense over the contractual life to the maturity date. For the years ended December 31, 2022 and 2023, the interest expense related to the Notes was RMB46.9 million and RMB73.8 million, respectively.

The Group accounted for the Notes as a single instrument as “Convertible notes” on the Consolidated Balance Sheets. The debt discount and issuance costs were recorded as an adjustment to the carrying value of the Notes and are amortized as interest expense using the effective interest method. As of December 31, 2022 and 2023, the principal amount of the debt were RMB2,089 million and RMB503 million and unamortized debt discount and issuance costs were RMB25.8 million and RMB4.3 million, respectively.

On March 13, 2023, the Company entered into a supplemental agreement with PAG regarding the original contract for the convertible bonds. The Company shall pay off the convertible bonds in 14 monthly installments before April 2024. The interest is charged at an annualized interest rate of 2% for the first 7 installments and 10% for the next 7 installments. The agreement supersedes the holder's right under the original Notes to require the Company to repurchase all or any portion of the Notes for cash in September 2023, and the Notes remain convertible into the Company's fully paid Class A ordinary shares or American Depositary Shares at a conversion price of $14 per American Depositary share at the holder's option. As of December 31,2023, the first 10 installments with totaling amount of US$229 million have been paid, and the next 4 installments with total amount of US$71 million were paid by April 2024.